UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2013

Spark Networks, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32750	20-8901733
(Commission File Number)	(IRS Employer Identification No.)

8383 Wilshire Boulevard, Suite 800, Beverly Hills, California	90211
(Address of Principal Executive Offices)	(Zip Code)

(323) 658-3000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Information

This Current Report is being filed by Spark Networks, Inc. (the “Company”) to provide the correct number of shares available for future issuance under the Company’s 2007 Omnibus Incentive Plan as reported in the Company’s proxy statement, filed with the Securities and Exchange Commission on April 2, 2013.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2012 regarding compensation plans, including any individual compensation arrangements, under which equity securities of the Company are authorized for issuance. In connection with the effect of the July 2007 Scheme of Arrangement, the Company assumed all outstanding options of its predecessor, Spark Networks plc, under its 2004 Share Option Scheme. Of the shares reported below to be issued upon exercise of outstanding options, 102,500 were granted under the 2004 Share Option Scheme. The remainder of shares to be issued upon exercise of outstanding options and number of securities available for future issuance are under the Company’s 2007 Omnibus Incentive Plan.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise of price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	3,828,273	$3.88	1,967,931	(1)
Equity compensation plans not approved by security holders	—		—
Total	3,828,273	$3.88	1,967,931	(1)

(1)	In July 2007, the Company adopted the 2007 Omnibus Incentive Plan (the “2007 Plan”). As of December 31, 2012, the 2007 Plan had 5,693,704 shares authorized for issuance. On January 1, 2013, the number of shares reserved and available for issuance increased by an additional 837,814 shares as a result of the “evergreen” provision. As of April 1, 2013, the 2007 Plan had 6,479,393 shares authorized for issuance of which 3,758,805 options were issued and outstanding. Pursuant to the “evergreen” provision, on the first day of each of the Company’s fiscal years beginning in calendar year 2009, the number of shares reserved and available for issuance will be increased by an amount equal to the lesser of (i) 2,000,000 shares, (ii) four percent (4%) of the number of outstanding shares of Company common stock on the last day of the immediately preceding fiscal year or (iii) an amount determined by the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK NETWORKS, INC.

Date: May 1, 2013
	By:	/s/ Joshua Kreinberg
	Name:	Joshua Kreinberg
	Title:	General Counsel